UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 2004

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

847.948.2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant.

On September 29, 2004, Baxter International Inc. (the “Company”) entered into a five-year $800 million syndicated credit facility with JPMorgan Chase Bank, Bank of America, N.A., Citibank, N.A., Deutsche Bank AG New York Branch, ABN AMRO Bank N.V. and other financial institutions named therein. The new $800 million credit facility, which terminates on September 29, 2009, replaces the Company’s 364-day $760 million syndicated credit facility which terminated on September 29, 2004. In addition to the new $800 million credit facility, the Company also maintains a $640 million credit facility entered into on October 3, 2002 which expires on October 3, 2007.

Both the new $800 million credit facility and the $640 million credit facility enable the Company to borrow funds on an unsecured basis in United States Dollars, Euros or Swiss Francs at variable interest rates, and contain customary covenants, including a maximum net-debt-to-capital ratio of 55% and a minimum interest coverage ratio of not less than 2.0 to 1.0. For purposes of the maximum net-debt-to-capital ratio, both credit facilities give 70% equity credit to the Company’s equity units.

There are no borrowings outstanding under these credit facilities.

Some of the lenders under these credit facilities and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking, securitization, and leasing services. In addition, the Company has entered into interest rate and foreign exchange derivative arrangements with some of the lenders and their affiliates.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2004, the Board of Directors of the Company approved amendments to the Company’s Bylaws. In Article II, Section 4, the term “electronic transmission” was substituted for “telegram”; in Article IV, Sections 1 and 6, the title “Group Vice President,” which is no longer used, was replaced with “Corporate Vice President”; and in Article VIII, Section 5 provisions were added to provide for electronic transmission of notice requirements and householding.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

3.3	Bylaws of Baxter International Inc., as amended September 28, 2004.

10.37	$800,000,000 Five-Year Credit Agreement dated September 29, 2004.

10.38	$640,000,000 Five-Year Credit Agreement dated October 3, 2002, and Amendment No. 1 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
(Registrant)

By:	/s/ Jan Stern Reed
Jan Stern Reed
Corporate Secretary

Date: October 1, 2004

Exhibit Index

Exhibit No.	Description
3.3	Bylaws of Baxter International Inc., as amended September 28, 2004.

10.37	$800,000,000 Five-Year Credit Agreement dated September 29, 2004.

10.38	$640,000,000 Five-Year Credit Agreement dated October 3, 2002, and Amendment No. 1 thereto.